Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

 THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of July 13, 2017, by and among TESSCO TECHNOLOGIES, INCORPORATED, a Delaware corporation (“Parent”), TESSCO INCORPORATED, a Delaware corporation (“TESSCO”), TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation (“SERVICE”), GW SERVICE SOLUTIONS, INC., a Delaware corporation (“GW”), and TCPM, INC., a Delaware corporation  (“TCPM”; TESSCO, SERVICE, GW, and TCPM, each a “Borrower,” and, collectively, the “Borrowers”), the “Subsidiary Loan Parties” party hereto, the Lenders (as defined below) party hereto, and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H  :

WHEREAS, Borrowers, the banks and financial institutions party thereto from time to time (the “Lenders”), and Agent are party to that certain Credit Agreement dated as of June 24, 2016 (as the same may have been amended, restated, supplemented, or otherwise modified from time to time before the date hereof, the “Credit Agreement”); and

WHEREAS, Borrowers have requested, and Agent and the Lenders party hereto have agreed to, subject to the terms and conditions hereof, certain amendments to the Credit Agreement.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the parties hereto hereby covenants and agrees as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.
2. Amendments to the Credit Agreement.
(a) Section 1.1 to the Credit Agreement is amended by including the following new definition therein, in appropriate alphabetical order:

“Suppressed Availability” means, at any time of determination, the lesser of (a) the positive amount (if any) by which the Borrowing Base exceeds the Aggregate Revolving Commitment Amount and (b) $10,000,000.

(b) The definition of “Availability in Section 1.1 of the Credit Agreement is amended so that it reads, in its entirety, as follows:

“Availability” shall mean, as of any date of determination, the sum of:

(a)the positive amount (if any) by which (i) the lesser of (A) the Borrowing Base and (B) the Aggregate Revolving Commitment Amount exceeds (ii) the Aggregate Revolving Credit Exposure on such date; plus

(b)solely for purposes of determining “Availability” in the definitions of “Cash Dominion Period,” “Increased Reporting Period,” and

“Liquidity Period” and in Section 7.5(d), in each case, during the period commencing on and including July 13, 2017, and ending on the earlier to occur of (i) the date on which an Event of Default occurs and (ii) October 31, 2017, Suppressed Availability.

3. Miscellaneous.
(a) Representations and Warranties. To induce Agent and those Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants as follows:

(i) Authority.  Such Loan Party has the requisite corporate or limited liability company, as applicable, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Loan Documents, as amended by this Agreement, to which it is a party.  The execution, delivery, and performance by such Loan Party of this Agreement have been duly approved by all necessary corporate or limited liability company, as applicable, action, do not require any governmental approval or consent (which has not been obtained), and do not contravene any law or any contractual restriction binding on such Loan Party.

(ii) Enforceability.  This Agreement has been duly executed and delivered by such Loan Party.  This Agreement and each Loan Document (as amended or modified by this Agreement) to which such Loan Party is a party constitute legal, valid, and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(iii) Representations and Warranties.  The representations and warranties set forth in the Loan Documents are true and correct in all material respects (or, with respect to any representation and warranty which contains a materiality, Material Adverse Effect, or similar qualifier, in all respects) on and as of the date hereof as though made on and as of the date hereof (other than representations or warranties which, by their terms, are specifically made as of a date other than the date hereof, in which case such representations and warranties shall be true and correct in all material respects (or, with respect to any representation and warranty which contains a materiality, Material Adverse Effect, or similar qualifier, in all respects) on and as of such other date).

(iv) No Default. As of the date hereof, and after giving effect to the terms of this Agreement, no Default or Event of Default exists.
(b) Effect of Agreement.

(i) Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar effect or import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereof,” or words of similar effect or import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Agreement.

(ii) Except as specifically set forth in this Agreement, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties which are party thereto, without defense, offset, claim, or contribution.

(iii) The amendments set forth in this Agreement shall be deemed to have prospective application only, unless otherwise specifically stated herein.

(c) Ratification and Reaffirmation.  Each of the Loan Parties (i) consents to the execution and delivery of this Agreement; (ii) confirms, ratifies, and reaffirms the terms and provisions of each Loan Document to which it is a party, as amended by this Agreement, effective as of the date hereof; (iii) confirms, ratifies, and reaffirms all of its respective obligations and covenants under each of the Loan Documents to which it is a party, as amended by this

Agreement; and (iv) agrees that none of its obligations and covenants under such Loan Documents is reduced or limited by the execution and delivery of this Agreement, except to the extent expressly provided in this Agreement.

(d) No Novation or Mutual Departure.  Each Loan Party expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, or the Obligations, other than as expressly set forth herein, and (ii) nothing in this Agreement shall affect or limit Agent’s or any Lender’s right to demand payment of liabilities owing from any Loan Party to such Persons under, or to demand strict performance of the terms, provisions, and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(e) Further Assurances. Each Loan Party agrees to take such further actions as Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

(f) Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

(g) Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

(h) Section References; Loan Document; Incorporation of Recitals.  Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced by this Agreement.  This Agreement constitutes a Loan Document.  The recitals to this Agreement are incorporated herein by this reference.

(i) Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without giving effect to the choice of law provisions thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

(j) Severability.  If any provision of this Agreement shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4. Conditions Precedent.  This Agreement shall become effective only Agent’s receipt, on or before July 15, 2017, of this Agreement, duly executed and delivered by Agent, the Required Lenders, Parent, each Borrower, and each Subsidiary Loan Party.

[Continued on following page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

PARENT:

TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Senior Vice President

BORROWERS:

TESSCO INCORPORATED, a Delaware corporation:

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

GW SERVICE SOLUTIONS, INC., a Delaware corporation:

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

TCPM, INC., a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

SUBSIDIARY LOAN PARTIES:

WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

TESSCO FINANCIAL CORPORATION, a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

TESSCO INTEGRATED SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik Title: Vice President

AGENT AND LENDERS:	SUNTRUST BANK, as Agent and as a Lender

	By:	/s/ Christopher M Waterstreet
	Name:	Christopher M Waterstreet
	Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Derek Lynch
Name:	Derek Lynch
Title:	Vice President